EXPENSE LIMIT AGREEMENT

         Expense Limit Agreement made as of May 1, 2006 and as revised on March 5, 2010 between Pioneer Investment Management, Inc. ("PIM"), on behalf of itself and its affiliates, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and Pioneer Funds Distributor, Inc. ("PFD"), and each of the Pioneer Funds listed on Annex A, as updated from time to time (each a "Fund").

         Whereas PIM, PIMSS and PFD wish to reduce the expenses of each Fund;
         and

         Whereas each Fund wishes to have PIM enter into such an agreement.

         Now therefore the parties agree as follows:

         SECTION 1 Special Class A Limitations. The expenses attributable to each class of shares of the Funds listed on Annex B, as updated from time to time, shall be reduced, if necessary, so that the Ordinary Operating Expenses (as defined below) of each Fund attributable to such class of shares do not exceed the percentage of average daily net assets attributable to the applicable class of shares of such Fund as set forth on Annex B. This expense limitation shall be effected first by PIMSS waiving transfer agency fees and expenses allocated to the applicable class of shares. If waiving transfer agency fees and expenses alone is not sufficient to achieve the expense limitation reflected in Annex B, PFD shall waive Rule 12b-1 fees attributable to the applicable class of shares. In the event that waiving transfer agency fees and expenses and Rule 12b-1 fees attributable to a class of shares is not sufficient to achieve the expense limitation reflected in Annex B, PIM shall reimburse other expenses or waive other fees ("Fund-Wide Expenses") to the extent necessary to further reduce the expenses attributable to that class of shares to the percentage of average daily net assets reflected in Annex B. In the event that PIM waives or reimburses any Fund-Wide Expenses, PIM also agrees to waive or reimburse the Fund-Wide Expenses attributable to any other authorized class of shares to the same extent that such expenses are reduced for the class of shares that required the reduction of Fund-Wide Expenses.

         SECTION 2 Amendment or Termination of Expense Limits. PIM may terminate or modify these expense limitations only in accordance with this Agreement. PIM agrees that the expense limitations set forth in Annex B shall continue in force until the date set forth with respect to each Fund (and class thereof) in Annex B; provided, that PIM may extend a date reflected in Annex B from time to time.

         SECTION 3 Termination of Expense Reimbursement Provisions. Notwithstanding anything to the contrary in any predecessor to this Agreement, PIM agrees that it shall not be entitled to be reimbursed for any expenses that PIM, PIMSS or PFD has waived or limited.

         SECTION 4 Ordinary Operating Expenses. For purposes of this Agreement, Ordinary Operating Expenses means all expenses of the Funds other than extraordinary expenses, such as litigation, taxes and brokerage commissions.

         SECTION 5 Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

         SECTION 6 Existing Agreements Superseded. In the case of each Fund, to the extent that this Agreement provides for expense limit arrangements for the same classes of the Fund to which an existing expense limit agreement relates (each an "Existing Agreement"), this Agreement shall supersede and replace the Existing Agreement.

         In witness whereof, the parties hereto have caused this Agreement to be signed as of the 5th day of March, 2010.
                                        Each of the Funds Listed on
                                        Annex A.

                                        By:      /s/ Daniel K. Kingsbury
                                                 --------------------------
                                        Name:    Daniel K. Kingsbury
                                        Title:   Executive Vice President

                                        PIONEER INVESTMENT MANAGEMENT, INC.

                                        By:      /s/ Gregg M. Dooling
                                                 --------------------------
                                        Name:    Gregg M. Dooling
                                        Title:   Chief Financial Officer

                                                                         Annex A

Pioneer Bond Fund
Pioneer AMT-Free Municipal Fund (a series of Pioneer Series Trust II)
Pioneer Cash Reserves Fund (a series of Pioneer Money Market Trust)
Pioneer Classic Balanced Fund (a series of Pioneer Series Trust IV)
Pioneer Cullen Value Fund (a series of Pioneer Series Trust III)
Pioneer Disciplined Growth Fund (a series of Pioneer Series Trust V)
Pioneer Disciplined Value Fund (a series of Pioneer Series Trust V)
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Floating Rate Fund (a series of Pioneer Series Trust VI)
Pioneer Fund
Pioneer Fundamental Growth Fund
Pioneer Global Aggregate Bond Fund (a series of Pioneer Series Trust VII) Pioneer Global Diversified Equity Fund (a series of Pioneer Series Trust VII) Pioneer Global High Yield Fund (a series of Pioneer Series Trust VII)
Pioneer Global Equity Fund (a series of Pioneer Series Trust V)
Pioneer Government Income Fund (a series of Pioneer Series Trust IV)
Pioneer Growth Opportunities Fund (a series of Pioneer Series Trust II) Pioneer High Income Municipal Fund (a series of Pioneer Series Trust V) Pioneer High Yield Fund
Pioneer Ibbotson Aggressive Allocation Fund (a series of Pioneer Ibbotson
  Asset Allocation Series)
Pioneer Ibbotson Conservative Allocation Fund (a series of Pioneer Ibbotson
  Asset Allocation Series)
Pioneer Ibbotson Growth Allocation Fund (a series of Pioneer Ibbotson
  Asset Allocation Series)
Pioneer Ibbotson Moderate Allocation Fund (a series of Pioneer Ibbotson
  Asset Allocation Series)
Pioneer Independence Fund
Pioneer Institutional Money Market Fund (a series of Pioneer Series Trust IV) Pioneer International Value Fund (a series of Pioneer Series Trust VIII) Pioneer Mid Cap Value Fund
Pioneer Multi-Asset Real Return Fund (a series of Pioneer Series Trust VI) Pioneer Oak Ridge Large Cap Growth Fund (a series of Pioneer Series Trust I) Pioneer Oak Ridge Small Cap Growth Fund (a series of Pioneer Series Trust I) Pioneer Research Fund
Pioneer Select Mid Cap Growth Fund (a series of Pioneer Series Trust I) Pioneer Short Term Income Fund
Pioneer Strategic Income Fund
Pioneer Treasury Reserves Fund (a series of Pioneer Series Trust IV)


                                                                                                              Annex B

----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                               Fiscal        Regular
                                                              Year End      Prospectus      Expense
Fund                                               Class                       Date          Limit     Expiration
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Fundamental Growth Fund                      A          3/31           8/1           1.25%        8/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          3/31           8/1           2.15%        8/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          3/31           8/1           2.15%        8/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y          3/31           8/1           0.85%        8/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Bond Fund                                    A          6/30           11/1          0.85%        11/1/13
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          6/30           11/1          1.90%        11/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          6/30           11/1          1.90%        11/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          6/30           11/1          1.25%        11/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Z          6/30           11/1          0.65%        11/1/13
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A+         6/30           11/1          1.01%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         6/30           11/1          0.76%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Cullen Value Fund                            A          6/30           11/1          1.25%        11/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          6/30           11/1          2.15%        11/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          6/30           11/1          2.15%        11/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          6/30           11/1          1.40%        11/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A+         6/30           11/1          1.26%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         6/30           11/1          1.01%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Moderate Allocation Fund*           A          7/31           12/1          0.74%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.52%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.52%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Growth Allocation Fund*             A          7/31           12/1          0.79%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.57%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.57%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Aggressive Allocation Fund*         A          7/31           12/1          0.85%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.64%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.64%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Conservative Allocation Fund*       A          7/31           12/1          0.78%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.68%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.68%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------





----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Classic Balanced Fund                        A          7/31           12/1          1.16%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          2.06%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          2.06%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A+         7/31           12/1          1.33%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         7/31           12/1          1.08%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Government Income Fund                       B          7/31           12/1          1.89%        1/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Institutional Money Market Fund              1          7/31           12/1          0.25%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     2          7/31           12/1          0.50%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     3          7/31           12/1          0.75%        12/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Treasury Reserves Fund                       A+         7/31           12/1          0.65%        6/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Short Term Income Fund                       A          8/31           1/1           0.90%        1/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           1.80%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           1.80%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A+         8/31           1/1           1.04%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         8/31           1/1           0.79%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global Equity Fund                           A          8/31           1/1           1.30%        1/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.20%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.20%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y          8/31           1/1           0.80%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Disciplined Growth Fund                      A          8/31           1/1           1.25%        1/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.15%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y          8/31           1/1           0.90%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Disciplined Value Fund                       A          8/31           1/1           1.25%        1/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.15%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y          8/31           1/1           0.90%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer High Income Municipal Fund                   A          8/31           1/1           0.90%        1/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           1.80%        1/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Strategic Income Fund                        Z          9/30           2/1           0.85%        2/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global High Yield Fund                       A          10/31          3/1           1.10%        3/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          10/31          3/1           2.00%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           2.00%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Z          10/31          3/1           0.90%        3/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Equity Income Fund                           Z          10/31          3/1           0.85%        3/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer High Yield Fund                              Z          10/31          3/1           0.85%        3/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Floating Rate Fund                           A          10/31          3/1           1.10%        3/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           2.00%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global Aggregate Bond Fund                   A          10/31          3/1           1.00%        3/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           1.90%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global Diversified Equity Fund               A          10/31          3/1           1.30%        3/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           2.20%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Mid Cap Value Fund                           A+         10/31          3/1           1.43%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         10/31          3/1           1.18%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
+ Expense limitation due to reorganization of a Regions Morgan Keegan Select Fund into the fund. Reorganization occurred as of the close of business on May 15, 2009.




----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Multi-Asset Real Return Fund*                A          10/31          3/1           1.20%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           2.10%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y           10/31          3/1           0.90%        3/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Emerging Markets Fund                        A          11/30          4/1           1.95%        4/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.85%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.85%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          11/30          4/1           2.20%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer International Value Fund                     A          11/30          4/1           1.70%        4/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.35%        8/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.35%        8/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A          11/30          4/1           1.45%        8/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge Large Cap                          A          11/30          4/1           1.20%        4/1/12
Growth Fund
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.10%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.10%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          11/30          4/1           1.45%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge Small Cap Growth                   A          11/30          4/1           1.40%        4/1/12
Fund
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.30%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.30%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A          11/30          4/1           1.25%        10/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.15%        10/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.15%        10/1/10
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Mid Cap Growth Fund                   A+         11/30          4/1           1.25%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.15%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         11/30          4/1           1.00%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Equity Opportunity Fund                      A          11/30          4/1           1.25%        4/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.15%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.15%        4/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Cash Reserves Fund                           A+         12/31          5/1           0.70%        6/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         12/31          5/1           0.45%        6/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Fund                                         Z          12/31          5/1           0.85%        5/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A+         12/31          5/1           1.47%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y+         12/31          5/1           1.22%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Growth Opportunities Fund                    A          12/31          5/1           1.45%        9/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Research Fund                                A          12/31          5/1           1.25%        5/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.15%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
+ Expense limitation due to reorganization of a Regions Morgan Keegan Select Fund into the fund. Reorganization occurred as of the close of business on May 15, 2009.

* Expense limitation applies to the fund's direct ordinary operating expenses and not the expenses of the underlying funds.




----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Independence Fund                            A          12/31          5/1           1.25%        5/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.15%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%        5/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer AMT-Free Municipal Fund                      A          12/31          5/1           0.82%        6/1/12
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           1.72%        6/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           1.72%        6/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     Y          12/31          5/1           0.55%        6/1/11
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
+ Expense limitation due to reorganization of a Regions Morgan Keegan Select Fund into the fund. Reorganization occurred as of the close of business on May 15, 2009.

* Expense limitation applies to the fund's direct ordinary operating expenses and not the expenses of the underlying funds.